SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 5, 2000
                        --------------------------------
                        (Date of earliest event reported)


                             BUSINESSMALL.COM, INC.
                             ----------------------
              Exact name of registrant as specified in its charter

        Nevada                          0-15413                 95-3480640
        ------                          -------                 ----------
State of other jurisdiction of    Commission File No.         I.R.S. Employer
incorporation or organization                                     ID No.

               18489 U.S. Highway 19 N., Clearwater, Florida 33764
               ---------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (727) 507-3555


                                       N/A
           ----------------------------------------------------------
          (Former name or former address if changed since last report)

Item 6.    RESIGNATION OF REGISTRANT'S DIRECTORS

         On November 5, 2000, Paul Meyers, resigned his position as a director of the Company for personal reasons, effective immediately. The Registrant has not yet filled the vacancy on its board of directors caused by the aforementioned resignation.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      None.

         (b)      Exhibits

                  6.1      Paul Meyer's Resignation Letter dated November 5,
                           2000.


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BUSINESSMALL.COM, INC.


                                                     By:  /s/ John Scafidi
                                                         ---------------------
                                                         John Scafidi
Dated:  November 13, 2000

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